EXHIBIT 99.1

KPMG LLP

Suite 900

8350 Broad Street

McLean, VA 22102

Independent Accountants’ Agreed-Upon Procedures Report

Merchants Automotive Group, LLC (the “Company”)

BNP Paribas Securities Corp.

(together, the “Specified Parties)

Re: Merchants Fleet Funding LLC, Series 2023-1 – Data File Procedures

We have performed the procedures described below on the specified attributes in an electronic data file entitled “July 31 tape-9-11-23_V_new4.xlsx” (the “Data File”), provided by the Company on September 12, 2023, containing information on 48,432 leases (“Leases”) as of July 31, 2023 (the “Data File”), which we were informed are intended to be included as collateral in the offering by Merchants Fleet Funding LLC, Series 2023-1. The Company is responsible for the specified attributes identified by the Company in the Data File.

The Specified Parties have agreed to and acknowledged that the procedures performed are appropriate to meet their intended purpose of assisting specified parties in evaluating the accuracy of the specified attributes in the Data File. This report may not be suitable for any other purpose. No other parties have agreed to or acknowledged the appropriateness of these procedures for the intended purpose or any other purpose.

The procedures performed may not address all the items of interest to a specified party of this report and may not meet the needs of all specified parties of this report and, as such, specified parties are responsible for determining whether the procedures performed are appropriate for their purposes. We make no representation regarding the appropriateness of the procedures either for the intended purpose or for any other purpose.

Unless otherwise stated, the following definitions have been adopted in presenting our procedures and findings:

•	The term “compared” means compared to the information shown and found it to be in agreement, unless otherwise stated. Such compared information was deemed to be in agreement if differences were within the reporting threshold.
•	The term “recomputed” means recalculated and compared the result to the information shown and found it to be in agreement, unless otherwise stated. Such recomputed information was deemed to be in agreement if differences were within the reporting threshold.
•	The term “reporting threshold” means that dollar amounts, decimals, and percentages were within $1.00, 0.1, and 0.1%, respectively.
•	The term “Lease Documents” means copies of lease contracts, Rate Sheets, Vehicle Mapping Models, and Company System Screenshots containing vehicle and customer information for each Selected Lease (defined below) provided by the Company. We make no representation regarding the validity or accuracy of these documents or the execution of the Lease Documents by the lessee.
•	The term “NBV Mapping Models” means electronic data files entitled “All NBV Data.xlsx” and “Lease NBV Map3.xlsm” provided by the Company on August 11, 2023 and August 22, 2023, respectively, containing information on (i) net book value, (ii) depreciation amounts and (iii) income dates and schedules.
•	The term “Source Documents” means the Lease Documents and NBV Mapping Models.
•	The term “Instructions” means the instructions provided by the Company pertaining to a procedure, attribute, or methodology, as described in the “Instructions” column of Exhibit A.

KPMG LLP, a Delaware limited liability partnership and a member firm of the KPMG global organization of independent member firms affiliated with KPMG International

Limited, a private English company limited by guarantee.

•	The term “Provided Information” means the Source Documents and Instructions.

Prior to being provided the Data File, we received one or more earlier versions of the data file on which to perform our procedures. In performing those procedures, we identified differences which were communicated to the Specified Parties. The Data File represents the revised information reflecting resolution of differences communicated as determined appropriate by the Specified Parties. We performed the procedures on the Data File, and the results of those procedures are reflected herein.

The procedures we were instructed by the Company to perform and the associated findings are as follows:

A.	We randomly selected a sample of 300 Leases from the Data File (the “Selected Leases”). For purposes of this procedure, the Company did not inform us of the basis they used to determine the number of Selected Leases we were instructed to randomly select from the Data File.
B.	For each Selected Lease, we compared or recomputed the specified attributes listed in Exhibit A to or using the corresponding information included in the Source Documents, listed in the “Source Document(s)” column of Exhibit A, utilizing the Instructions listed in the “Instructions” column of Exhibit A, as applicable. The Specified Parties indicated that the absence of any of the information in the Source Documents or the inability to agree the indicated information from the Data File to the Source Documents for each of the attributes identified, utilizing the Instructions as applicable, constituted an exception. The Source Documents information is listed in the order of priority.

We were engaged by the Company to perform this agreed-upon procedures engagement and conducted our engagement in accordance with attestation standards established by the American Institute of Certified Public Accountants, which involves us performing the specific procedures agreed to and acknowledged above and reporting on findings based on performing those procedures. We were not engaged to, and did not, conduct an examination or review, the objective of which would be the expression of an opinion or conclusion, respectively, on the specified attributes in the Data File. Accordingly, we do not express such an opinion or conclusion. Had we performed additional procedures, other matters might have come to our attention that would have been reported.

We are required to be independent of the Company and to meet our other ethical responsibilities, in accordance with the relevant ethical requirements related to our agreed-upon procedures engagement.

The procedures performed were applied based on the information included in the Data File and Provided Information, without verification or evaluation of such information by us; therefore, we express no opinion or any other form of assurance regarding (i) the reasonableness of the information provided to us by the Company, (ii) the physical existence of the Leases, (iii) the reliability or accuracy of the Provided Information which was used in our procedures, or (iv) matters of legal interpretation.

The procedures performed were not intended to address, nor did they address: (i) the conformity of the origination of the Leases to stated underwriting or credit extension guidelines, standards, criteria or other requirements, (ii) the value of collateral securing any such Leases being securitized, (iii) the compliance of the originator of the Leases with federal, state, and local laws and regulations, or (iv) any other factor or characteristic of the Leases that would be material to the likelihood that the issuer of the asset-backed securities will pay interest and principal in accordance with applicable terms and conditions. The procedures performed were not intended to satisfy any criteria for due diligence published by the nationally recognized statistical rating organizations (“NRSROs”).

The terms of our engagement are such that we have no responsibility to update this report because of events and circumstances that may subsequently occur.

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This report is intended solely for the information and use of the Specified Parties. It is not intended to be and should not be used by any other person or entity, including investors or the NRSROs, who are not identified in the report as the Specified Parties but may have access to this report as required by law or regulation.

/s/ KPMG LLP

McLean, Virginia

September 26, 2023

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THE FOLLOWING PAGE CONSTITUTES EXHIBIT A

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Exhibit A

#	Attribute Name (Name in Data File)	Source Document(s)	Instructions
1	Unit Number (UNIT_NUMBER)	Rate Sheet	N/A
2	Obligor (CLIENT_NAME)	Rate Sheet, Company System Screenshots	N/A
3	Original Term (CURRENT_TERM)	Recomputed Value	If Lease Type equals “Closed-End,” utilize the Contractual Term If Lease Type equals “Open-End” recompute as: Contractual Term + (Initial Residual Value/Customer Overterm Depreciation Amount)
4	Contractual Term (ORIGINAL_TERM)	Rate Sheet, Company System Screenshots	N/A
5	Net Book Value (LEASE_NBV)	NBV Mapping Models	Map Unit Number to NBV Mapping Models to obtain income date and compare to the respective Net Book Value associated with such income date
6	Capitalized Cost (LEASE_CAP_COST_AMT)	Rate Sheet, Company System Screenshots	N/A
7	Customer Interest Rate (LEASE_RATE)	Rate Sheet, Company System Screenshots

If Float Rate Index equals “Fixed”, then utilize the Customer Interest Rate.

If Float Rate Index equals (i) “30-day Libor,” (ii) “30-Day Libor with 0.25% Floor,” (iii) “30-Day Libor with 1% Floor,” and (iv) “Prime”, then we were instructed not to perform procedures related to Customer Interest Rate.

8	Float Rate Index (BASE_RATE_NAME)	Rate Sheet, Company System Screenshots	N/A
9	Spread (SPREAD_RATE)	Rate Sheet, Company System Screenshots	N/A
10	Admin Fee Amount (ADMIN_AMT)	Rate Sheet, Company System Screenshots	N/A
11	Lease Type (LEASE_TYPE_DETAIL)	Rate Sheet, Company System Screenshots	N/A
12	Residual Value (SV_RESIDUAL_VALUE)	Rate Sheet, Company System Screenshots	If Lease Type equals “Open-End,” Residual Value equals “0”
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#	Attribute Name (Name in Data File)	Source Document(s)	Instructions
13	Depreciation Rate (LEASE_DEPRECIATION_RATE)	Recomputed Value	Recompute as: Depreciation Amount divided by Capitalized Cost
14	Initial Residual Value (LW_RESIDUAL_AMOUNT)	Rate Sheet, Company System Screenshots	N/A
15	Vehicle Segment (IND_VEHICLE_TYPE)	Vehicle Mapping Model	N/A
16	Customer Overterm Depreciation Amount (CUSOTMEROVERTERMPAYMENT DEPRECIATIONAMOUNT)	NBV Mapping Models	Map Unit Number to NBV Mapping Models to obtain income date and income schedule and utilized such information to map to depreciation amounts under respective income schedule (“IncomeSched” tab or “OverTerm” tab)
17	Depreciation Amount (DEPRECIATION_AMOUNT)	Company System Screenshots	N/A

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